Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Fadi Zeidan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Surf A Movie Solutions, Inc.'s Amended Annual Report on Form 10-K/A for the year ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amended Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Surf A Movie Solutions, Inc.


Date: January 26, 2010              /s/ Fadi Zeidan
                                    --------------------------------------------
                             Name:  Fadi Zeidan
                             Title: President, Secretary, Treasurer and Director
                                    (Principal Executive and Financial Officer)

This certification accompanies the Amended Annual Report on Form 10-K/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Surf A Movie Solutions, Inc. specifically incorporates it by reference.